UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On February 23, 2024, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) issued a press release to announce (1) its financial results for the fiscal quarter and year ended December 31, 2023 and (2) a conference call to discuss those results and Farmer Mac’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99.1 are inactive textual references only, and the information contained on that website is not incorporated by reference into this report.

The information furnished in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01    Regulation FD Disclosure.

On February 23, 2024, Farmer Mac posted an investor slide presentation for equity investors to its website at www.farmermac.com under the tab “Investors — Events and Presentations.” Farmer Mac expects to use the slide presentation in connection with future investor presentations to analysts and investors. The slide presentation is attached as Exhibit 99.2 and is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99.2 are inactive textual references only, and the information contained on that website is not incorporated by reference into this report.

The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On February 23, 2024, Farmer Mac issued a press release to announce that its Board of Directors (“Board”) had declared a quarterly dividend on each of Farmer Mac’s three classes of common stock – Class A Voting Common Stock, Class B Voting Common Stock, and Class C Non-Voting Common Stock. The quarterly dividend of $1.40 per share of common stock will be payable on March 28, 2024, to holders of record of Farmer Mac’s common stock as of March 15, 2024.

The Board also declared a dividend on each of Farmer Mac’s five classes of preferred stock – 6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C (“Series C Preferred Stock”), 5.700% Non-Cumulative Preferred Stock, Series D (“Series D Preferred Stock”), 5.750% Non-Cumulative Preferred Stock, Series E (“Series E Preferred Stock”), 5.250% Non-Cumulative Preferred Stock, Series F (“Series F Preferred Stock”), and 4.875% Non-Cumulative Preferred Stock, Series G (“Series G Preferred Stock”). The quarterly dividend of $0.375 per share of Series C Preferred Stock, $0.35625 per share of Series D Preferred Stock, $0.359375 per share of Series E Preferred Stock, $0.328125 per share of Series F Preferred Stock, and $0.3046875 per share of Series G Preferred Stock is for the period from but not including January 17, 2024, to and including April 17, 2024. The dividend on each of the Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, and Series G Preferred Stock will be payable on April 17, 2024, to holders of record of those classes of preferred stock, respectively, as of April 1, 2024. Each share of Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, and Series G Preferred Stock has a par value and liquidation preference of $25.00 per share.

A copy of the press release is attached to this report as Exhibit 99.1 and the portion of the press release included under the heading "Dividends" is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99.1 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release dated February 23, 2024
99.2    Equity investor slide presentation
104    Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: February 23, 2024